UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2005

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 9, 2005, Commerce Energy Group, Inc., a Delaware corporation (“Commerce”), Commonwealth Energy Corporation, a California corporation and a wholly-owned subsidiary of Commerce (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with American Communications Network, Inc., a Michigan corporation (“ACN”), ACN Utility Services, Inc., a Michigan corporation (“ACN Utility Services”), ACN Energy, Inc., a Michigan corporation (“ACN Energy”), and ACN Power, Inc., a Michigan corporation (“ACN Power”, and collectively with ACN Utility Services and ACN Energy, “Sellers”). Under the Purchase Agreement, Purchaser acquired certain assets of the Sellers’ retail electric power and natural gas sales business (the “Retail Energy Business”), and assumed specified liabilities of, the Sellers.

On February 10, 2005, Commerce filed a Current Report on Form 8-K reporting that it had completed the acquisition and that the financial statements and information required under Item 9 would be filed not later than seventy one (71) calendar days after the date the current report must be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements of ACN Utility Services, Inc. and Subsidiaries are being filed with this report as Exhibit 99.2:

(1)	Independent Auditor’s Report;

(2)	Consolidated balance sheet at December 31, 2004

(3)	Consolidated statement of operations for the year ended December 31, 2004

(4)	Consolidated statement of stockholders’ equity for the year ended December 31, 2004

(5)	Consolidated statement of cash flows for the year ended December 31, 2004

(6)	Notes to consolidated financial statements.

(b)	Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

(1)	Unaudited pro forma condensed combined balance sheet as of January 31, 2005;

(2)	Unaudited pro forma condensed combined statements of operations for the twelve months ended July 31, 2004 and the six months ended January 31, 2005; and

(3)	Notes to unaudited pro forma condensed combined financial statements.

(c) Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and, as to certain sections thereof only, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.2*	Transition Services Agreement dated as of February 9, 2005 by and between American Communications Network, Inc. and Commonwealth Energy Corporation.

2.3*	Sales Agency Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.4*	Escrow Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc., Commerce Energy Group, Inc., American Communications Network, Inc. and Computershare Trust Company, Inc.

2.5*	Security Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and American Communications Network, Inc.

23.1	Consent of Deloitte & Touche LLP.

99.1*	Press Release dated February 9, 2005.

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).

*	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on February 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: April 27, 2005	By:	/s/	RICHARD L. BOUGHRUM

	Name:		Richard L. Boughrum
	Title:		Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and, as to certain sections thereof only, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.2*	Transition Services Agreement dated as of February 9, 2005 by and between American Communications Network, Inc. and Commonwealth Energy Corporation.

2.3*	Sales Agency Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.4*	Escrow Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc., Commerce Energy Group, Inc., American Communications Network, Inc. and Computershare Trust Company, Inc.

2.5*	Security Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and American Communications Network, Inc.

23.1	Consent of Deloitte & Touche LLP.

99.1*	Press Release dated February 9, 2005.

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).

*	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on February 10, 2005.